                                                                  Exhibit 10.35


                AMENDMENT TO EXCLUSIVE DOMESTIC LICENSE AGREEMENT



This Amendment is made and entered into by and between BHPC Marketing, Inc. ("LICENSOR") and I.C. Isaacs Co., L.P. ("LICENSEE") and is dated as of October 21, 1998. This Amendment amends and modifies that certain Exclusive Domestic License Agreement between LICENSOR AND LICENSEE, dated December 14, 1995 (the "Agreement").



                                       (I)


The promises, covenants, agreements and declaration made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Agreement. To the extent that the provisions of this Amendment are inconsistent with the terms and conditions of the Agreement, the terms set forth herein shall control.



                                      (II)


1. Effective December 31, 1998, Item 2 of the License Agreement Detail Schedule is hereby deleted in its entirety, and the following is hereby inserted in its place at stead

         "2.  Definition of License Product (by category):

              Men's apparel including denim sportswear, outerwear, woven shirts, knit and woven casual pants and shorts, sweaters, basic and fashion fleece tops and bottoms, overalls and shortalls, knit tops (including t-shirts and polo shirts), swimwear, and warm-ups (excluding suits, ties, dress shirts, underwear, shoes, overcoats, and full-length rainwear)."



                                      (III)


LICENSOR AND LICENSEE acknowledge and agree that the Agreement, as amended by this Amendment, remains in full force and effect and represents the entire agreement of the parties with respect to the matters contained herein.

AMENDMENT TO EXCLUSIVE DOMESTIC LICENSE AGREEMENT
Product Category:  Men's Apparel
I.C. ISAACS & COMPANY, L.P.
Page Two of Two



IN WITNESS WHEREOF, the parties hereto agree that this Amendment shall take effect as of the date and year first written above.


LICENSOR:                                      LICENSEE:

BHPC MARKETING, INC.                           I.C. ISAACS & COMPANY, L.P.



BY:  /s/ Don Garrison                     BY:  /s/ Robert Arnot
    ------------------------------            ----------------------------------
         Don Garrison                          Robert Arnot
         Vice President                        Chairman of the Board, Co.-C.E.O.



DATE:  11/4/98                            DATE:  11/5/98
     --------------                             ---------------


BY:  /s/ Roger Tomlinson                  BY:  /s/ Gerald Lear
    ------------------------------            ----------------------------------
         Roger Tomlinson                       Gerald Lear
         Treasurer/Director                    President, Co-C.E.O.



DATE:  11/4/98                            DATE:  11/11/98
     --------------                             ---------------